                         SECOND AMENDMENT AND CONSENT TO
               THIRD AMENDED AND RESTATED SECURED CREDIT AGREEMENT


         THIS SECOND AMENDMENT AND CONSENT TO THIRD AMENDED AND RESTATED SECURED CREDIT AGREEMENT (this "AMENDMENT") is entered into as of March 21, 2000, among QUANTA SERVICES, INC., a Delaware corporation ("BORROWER"), the Lenders, as defined below, and BANK OF AMERICA, N.A., f/k/a NationsBank, N.A., as administrative agent for the Lenders (in such capacity, the "AGENT"). Capitalized terms used but not defined in this Amendment have the meaning given such terms in the Credit Agreement (defined below).

                                    RECITALS

         A. The Borrower is party to that certain Third Amended and Restated Secured Credit Agreement dated as of June 14, 1999 (as amended by the First Amendment dated as of September 21, 1999, and as may be amended, restated or supplemented from time to time, the "CREDIT AGREEMENT"), among the Borrower, Agent, and the lenders from time to time parties thereto (each a "LENDER" collectively, "LENDERS").

         B. The Borrower proposes to engage in a private offering of senior debt securities pursuant to the Note Purchase Agreement (defined below).

         C. The Borrower and the Lenders have agreed to amend the Credit Agreement, to accommodate the issuance of such senior debt securities, subject to the terms and conditions set out in this Amendment.

         D. The Borrower has requested certain other modifications to the Credit Agreement and the Lenders are willing to make such modifications, subject to the terms and conditions set out in this Amendment.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned agree as follows:

         1. New Definitions. SECTION 1.1 of the Credit Agreement shall be amended to add the following new definitions:

                  "NOTE PURCHASE AGREEMENT" means that certain Note Purchase Agreement dated as of March 1, 2000, among the Borrower, as issuer, and the purchasers listed on "Schedule A" attached thereto, as lenders, as may be amended, restated or supplemented from time to time.

                  "SENIOR NOTES" means the notes, guarantees, and all other obligations now or hereafter arising under or pursuant to the Note Purchase Agreement."

         2. Dividends and Negative Pledges. SECTION 6.10(A) of the Credit Agreement shall be deleted and replaced in its entirety as follows:

                  "(a) The Borrower shall not pay any dividends or other distributions on its capital stock other than those made wholly in the form of additional shares of the Borrower's capital stock, provided that, in respect of any stock split, the Borrower may make cash distributions in lieu of issuing fractional shares of capital stock which would otherwise result from such stock split."

         3. Liens. SECTION 6.13 of the Credit Agreement shall be amended to delete the "and" at the end of clause (k); to delete the period at the end of clause (l); to add a semicolon and add "and" at the end of clause (l); and to add a clause (m) so that clauses (k), (l), and (m) read as follows:

                  "(k) Liens created by the Credit Documents;

                   (l) Liens on any assets acquired in an Acquisition, provided that all such Liens, other than Permitted Liens listed in (a) through
         (k) of this Section, shall be released and any notice thereof removed from the public records on or before thirty (30) days after the date of such Acquisition; and

                   (m) Liens created in connection with the Senior Notes and the Note Purchase Agreement."

         4. Indebtedness. SECTION 6.14 of the Credit Agreement shall be amended to delete the "and" at the end of clause (e); to delete the period at the end of clause (f); to add a semicolon and "and" at the end of clause (f); and add a clause (g) so that clauses (e), (f) and (g) read as follows:

                  "(e) Indebtedness incurred in connection with Subordinated Debt Investments;

                   (f) other Indebtedness not included within subsections (a) through (e) above, provided that such Indebtedness shall not exceed, at any one time outstanding, an amount equal to 8.5% of Consolidated Net Worth as of the end of the immediately preceding fiscal quarter; and

                   (g) Indebtedness not to exceed $400,000,000 at any time under the Senior Notes and the Note Purchase Agreement."

         5. Loans, Advances and Investments. SECTION 6.15 of the Credit Agreement shall be amended to replace $1,000,000 with $2,500,000 in clause (g); to delete the "and" at the end of clause (h); to delete the period at the end of clause (i); to add a semicolon and "and" at the end of clause (i); and add a clause (j) so that clauses (g), (h), (i) and (j) read as follows:

                  "(g) Investments in Persons other than Borrower or its Subsidiaries, provided that all such Investments shall not exceed $2,500,000 at any one time;

                   (h) the existing loan to the NorAm Telecommunications, Inc. employee stock ownership plan;

                   (i)      as permitted by SECTION 6.11; and

                   (j) Investments in Lightwave L.L.C., an Alabama limited liability company (or any of its successors or assigns), provided that all Investments (whether by cash or contribution of assets, but excluding the reinvestment of its retained earnings) after December 31, 1999 may not in the aggregate exceed $5,000,000."

         6. Subordinated Debt Investment. SECTION 6.24 of the Credit Agreement shall be amended to delete each reference to the term "Change of Control" and in each case replace it with the defined term "Change in Control" so that such section shall read in its entirety as follows:

                  Section 6.24 Subordinated Debt Investment. The Borrower shall provide written notice to the Agent (by confirmed fax to each of the Agent and its legal counsel, Porter & Hedges, L.L.P., attention: Mr. Nick H. Sorensen (fax no.: 713-226-0277)) of (i) any Change in Control within two (2) Business Days following any such Change in Control, and
         (ii) any notice received by the Borrower from any holder of a Subordinated Debt Investment exercising any right to require the Borrower to redeem all or any part of a Subordinated Debt Investment within two (2) Business Days of the

         Borrower's receipt thereof. The Borrower shall not redeem all or any part of the Indebtedness evidenced by the Enron Subordinated Debt Documents as a result of a Change in Control before ten (10) days following the date of a Redemption Notice (as defined in the Enron Subordinated Debt Documents) or if prohibited by the subordination provisions contained therein. The Borrower shall not redeem, pursuant to any optional redemption right it may have, all or any part of a Subordinated Debt Investment before the Maturity Date. The Borrower shall not amend, modify or change in any way any of the Enron Subordinated Debt Documents so as to change the stated maturity date of the principal of such Indebtedness, or any installment of interest thereon, to an earlier date, increase the rate of interest thereon or any premium payable on the redemption thereof, change any of the redemption or subordination provisions thereof (or the definitions of any defined terms contained therein) or otherwise change in any respect materially adverse to the interests of the Lenders any of the terms thereof, in each case, without the consent of the Majority Lenders.

         7. Events of Default. SECTION 7.1 of the Credit Agreement shall be deleted and replaced in its entirety as follows (with the underlined portions showing new or revised language):

         "Section 7.1 Events of Default. Any one or more of the following shall constitute an Event of Default:

                  (a) default by the Borrower in the payment of the principal amount of any Loan or any Reimbursement Obligation when it becomes due and payable under this Agreement, or in the payment of any interest thereon or any fees payable hereunder within five (5) days following the date when due;

                  (b) default by the Borrower in the observance or performance of any covenant set forth in SECTIONS 6.6(E), 6.10(A), 6.11, 6.16, 6.21, or 6.24;

                  (c) default by the Borrower in the observance or performance of any provision hereof or of any other Credit Document not mentioned in (a) or (b) above which is not remedied within thirty (30) days after the earlier of (i) such default or event of default first becoming known to any officer of the Borrower, or (ii) notice to the Borrower by the Agent of the occurrence of such default or event of default;

                  (d) any representation or warranty made or deemed made herein, in any other Credit Document or in any financial or other report or document furnished in compliance herewith or therewith by the Borrower or any of its Subsidiaries proves untrue in any material respect as of the date of the issuance or making, or deemed issuance or making thereof;

                  (e) default occurs in the payment when due (after any applicable grace period) of Indebtedness in an aggregate principal amount of $1,000,000 or more of the Borrower or any of its Subsidiaries, or the occurrence of any other default, which with the passage of time or notice would permit the holder or beneficiary of such Indebtedness, or a trustee therefor, to cause the acceleration of the maturity of any such Indebtedness or any mandatory unscheduled prepayment, purchase, or other early funding thereof;

                  (f) the Borrower or any of its Subsidiaries (i) has entered involuntarily against it an order for relief under the United States Bankruptcy Code or a comparable action is taken under any bankruptcy or insolvency law of another country or political subdivision of such country, (ii) generally does not pay, or admits its inability generally to pay, its debts as they become due, (iii) makes a general assignment for the benefit of creditors, (iv) applies for, seeks, consents to, or acquiesces in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property, (v) institutes any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code or any comparable law, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fails to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) makes any board of directors resolution in direct furtherance of any matter described in clauses (i)-(v) above, or (vii) fails to contest in good faith any appointment or proceeding described in SECTION 7.1(G);

                  (g) a custodian, receiver, trustee, examiner, liquidator or similar official is appointed for the Borrower or any of its Subsidiaries or any substantial part of its property, or a proceeding described in SECTION 7.1(F)(V) is instituted against the Borrower or any of its Subsidiaries, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty
         (60) days;

                  (h) the Borrower or any of its Subsidiaries fails within thirty (30) days (or such earlier date as any steps to execute on such judgment or order take place) to pay, bond or otherwise discharge, or to obtain an indemnity against on terms and conditions satisfactory to the Lenders in their reasonable discretion, any one or more judgments or orders for the payment of money in excess of $1,000,000 in the aggregate which is uninsured or underinsured by at least such amount (provided that there is adequate assurance, in the sole discretion of the Lenders, that the insurance proceeds attributable thereto shall be paid promptly upon the expiration of such time period or resolution of such proceeding), which is not stayed on appeal or otherwise being appropriately contested in good faith in a manner that stays execution;

                  (i) the Borrower or any of its Subsidiaries fails to pay when due an amount aggregating in excess of $1,000,000 that it is liable to pay to the PBGC or to a Plan under Title IV of ERISA; or a notice of intent to terminate a Plan having Unfunded Vested Liabilities of the Borrower or any of its Subsidiaries in excess of $1,000,000 (a "MATERIAL PLAN") is filed under Title IV of ERISA; or the PBGC institutes proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan; or a proceeding is instituted by a fiduciary of any Material Plan against the Borrower or any of its Subsidiaries to collect any liability under
         Section 515 or 4219(c)(5) of ERISA and such proceeding is not dismissed within thirty (30) days thereafter; or a condition exists by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated;

                  (j) the Borrower, any Guarantor, any Person acting on behalf of the Borrower or any Guarantor, or any governmental, judicial or arbitral authority challenges the validity of any Credit Document or the Borrower's or any Guarantor's obligations thereunder, or any Credit Document ceases to be in full force and effect in all material respects or ceases to give to the Agent and the Lenders the rights and powers purported to be granted in its favor thereby in all material respects other than for any reason solely caused by or within the sole control of the Agent or any Lender;

                  (k) a Change in Control shall occur or the common stock of the Borrower shall be delisted from the New York Stock Exchange;

                  (l) an Event of Default shall occur and be continuing under the Enron Subordinated Debt Documents or any other documents evidencing a Subordinated Debt Investment; or --

                  (m) an Event of Default shall occur and be continuing under the Note Purchase Agreement, the Senior Notes, or any other document evidencing Indebtedness under the Senior Notes or the Note Purchase Agreement."

         8. Schedules. SCHEDULE 5.20 to the Credit Agreement is deleted and is replaced by the SCHEDULE 5.20 attached to this Amendment.

         9. Consent. Each Lender which signs this Amendment consents to the Agent entering into the following agreements on its behalf: (a) an intercreditor agreement with the purchasers of the Senior Notes, substantially in the form of EXHIBIT A attached hereto; (b) an omnibus first amendment to the Pledge Agreements, substantially in the form of EXHIBIT B; (c) an omnibus first amendment to the Security Agreements, substantially in the form of EXHIBIT C;
(d) a first amendment to the Patent Collateral Assignment with Quanta Services of Canada Ltd., substantially in the form of EXHIBIT D; and (e) such other documents contemplated by the documents listed in clauses (a) through (d) above as the Agent or its counsel deems reasonable and necessary.

         10. Exhibits. EXHIBIT 4.1B (Form of Pledge Agreement), EXHIBIT 4.1C (Form of Security Agreement) and EXHIBIT 4.1D (Form of Patent Collateral Assignment) of the Credit Agreement are hereby amended to reflect the changes set out in EXHIBIT B, EXHIBIT C, and EXHIBIT D, respectively, as attached to this Amendment.

         11. Conditions. This Amendment shall not be effective until each of the following have been delivered to the Agent:

                  (a) this Amendment signed by the Borrower, Guarantors, and Majority Lenders;

                  (b) an intercreditor agreement substantially in the form of EXHIBIT A attached hereto signed by the Agent on behalf of the Lenders and the purchasers under the Note Purchase Agreement;

                  (c) a copy of the Note Purchase Agreement duly executed and delivered;

                  (d) such other documents as the Agent may reasonably request.

         12. Fees and Expenses. The Borrower agrees to pay the reasonable fees and expenses of counsel to Agent for services rendered in connection with the preparation, negotiation and execution of this Amendment.

         13. Representations and Warranties. The Borrower and Guarantors represent and warrant to the Lenders that they possess all requisite power and authority to execute, deliver and comply with the terms of this Amendment, which has been duly authorized and approved by all requisite corporate action on the part of the Borrower and Guarantors, for which no consent of any Person is required, and which will not violate their respective organizational documents, and agree to furnish the Lenders with evidence of such authorization and approval upon request. The Borrower and Guarantors further represent and warrant to the Lenders that (a) the representations and warranties in each Credit Document to which they are a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that (i) such representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated by the Credit Agreement), (b) it is in full compliance with all covenants and agreements contained in each Credit Document to which it is a party, and (c) no Default or Event of Default has occurred and is continuing.

         14. Scope of Amendment; Reaffirmation; Release. Except as affected by this Amendment, the Credit Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement as hereby amended and any other Credit Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended hereby to conform to the terms of the Credit Agreement. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. The Borrower and Guarantors hereby reaffirm their respective obligations under, and agree that, all Credit Documents to which they are a party remain in full force and effect and continue to evidence their respective legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). The Borrower and Guarantors hereby release the Lenders from any liability for actions or failures to act in connection with the Credit Documents prior to the date hereof. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

         15. Miscellaneous.

                  (a) No Waiver of Defaults. This Amendment does not constitute a waiver of, or a consent to, any present or future violation of or default under, any provision of the Credit Documents, or a waiver of the Lenders' right to insist upon future compliance with each term, covenant, condition and provision of the Credit Documents, and the Credit Documents shall continue to be binding upon, and inure to the benefit of, the Borrower, Guarantors, and the Lenders and their respective successors and assigns.

                  (b) Form. Each agreement, document, instrument or other writing to be furnished Agent under any provision of this instrument must be in form and substance satisfactory to Agent and its counsel.

                  (c) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories have signed the same document. All counterparts must be construed together to constitute one and the same instrument.

                  (d) Governing Law. This Amendment and the other Credit Documents must be construed-and their performance enforced-under Texas law.

         16. Entirety. THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE BORROWER, GUARANTORS AND THE LENDERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         The Amendment is executed as of the date set out in the preamble to this Amendment.


                                  QUANTA SERVICES, INC.


                                  By:
                                     -------------------------------------------
                                       James H. Haddox
                                       Chief Financial Officer


                                  BANK OF AMERICA, N.A., as Administrative Agent and as a Lender


                                  By:
                                     -------------------------------------------
                                       Craig S. Wall
                                       Senior Vice President

                                  BANK ONE, TEXAS, NATIONAL ASSOCIATION,
                                  as a Documentation Agent and as a Lender


                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:


                                  BANKBOSTON, N.A., as a Documentation Agent and as Lender


                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:


                                  CREDIT LYONNAIS NEW YORK BRANCH, as a
                                  Managing Agent and as a Lender


                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:


                                  THE BANK OF NOVA SCOTIA, as a Managing Agent
                                   and as a Lender


                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:


                                  NATIONAL CITY BANK, as a Lender


                                  By:
                                     -------------------------------------------
                                       Michael J. Durbin
                                       Vice President

                                  LASALLE BANK NATIONAL ASSOCIATION, as a
                                  Lender


                                  By:
                                     -------------------------------------------
                                       Richard J. Kress
                                       Vice President


                                  FIRST UNION NATIONAL BANK, as a Lender


                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:


                                  COMERICA BANK, as a Lender


                                  By:
                                     -------------------------------------------
                                       Mark B. Grover
                                       Vice President


                                  THE BANK OF TOKYO-MITSUBISHI, LTD., as a
                                  Lender

                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:


                                  CHASE BANK OF TEXAS, N.A., as a Lender


                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:


                                  GUARANTY FEDERAL BANK, F.S.B., as a Lender


                                  By:
                                     -------------------------------------------
                                       Kevin J. Hanigan
                                       Senior Vice President

                                  SUNTRUST BANK, ATLANTA, as a Lender


                                  By:
                                     -------------------------------------------
                                       David Edge
                                       Vice President


                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:


                                  BANKERS TRUST COMPANY, as a Lender


                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:



Exhibit A - Form of Intercreditor Agreement
Exhibit B - Form of Omnibus Amendment
Exhibit C - Form of Omnibus Amendment
Exhibit D - Form of First Amendment

                        GUARANTORS' CONSENT AND AGREEMENT

         As an inducement to the Lenders to execute, and in consideration of the Lenders' execution of this Amendment, each of the undersigned hereby consents to this Amendment and agrees that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under their respective Guaranties described in the Credit Agreement executed by the undersigned, or any agreements, documents or instruments executed by any of the undersigned, all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and their respective successors and assigns, and shall inure to the benefit of the Lenders, and their respective successors and assigns.

                             Advanced Communication Technologies, Inc.
                             Arby Construction, Inc.
                             Austin Trencher, Inc.
                             CCLC, Inc.
                             Computapole, Inc.
                             Conti Communications, Inc.
                             Crown Fiber Communications, Inc.
                             Dillard Smith Construction Company
                             Driftwood Electrical Contractors, Inc.
                             Edwards Pipeline Company,  Inc.
                             Environmental Professional Associates, Limited Fiber Technology, Inc.
                             Five Points Construction Company
                             GEM Engineering Co., Inc.
                             Golden State Utility Co.
                             Grand Electric Company
                             H.L. Chapman Pipeline Construction, Inc.
                             Haines Construction Company
                             Harker & Harker, Inc.
                             Intermountain Electric, Inc.
                             Manuel Bros., Inc.
                             Network Communications Services, Inc.
                             NorAm Telecommunications, Inc.
                             North Pacific Construction Company
                             North Sky Communications
                             Northern Line Layers, Inc.
                             Pac West Construction, Inc.
                             PAR Electrical Contractors, Inc.
                             PDG Electric Company
                             Potelco, Inc.
                             QSI, Inc.
                             Quanta Acquisition XLV, Inc.
                             Quanta Delaware, Inc.
                             Quanta L Acquisition, Inc.
                             Quanta LI Acquisition, Inc.
                             Quanta LII Acquisition, Inc.
                             Quanta LIII Acquisition, Inc.
                             Quanta Services Management Partnership, L.P.
                             Quanta Utility Installation Co., Inc.
                             Quanta XLI Acquisition, Inc.
                             Quanta XLII Acquisition, Inc.
                             Quanta XLIII Acquisition, Inc.

                             Quanta XLIV Acquisition, Inc.
                             Quanta XLIX Acquisition, Inc.
                             Quanta XLVI Acquisition, Inc.
                             Quanta XLVII Acquisition, Inc.
                             Quanta XLVIII Acquisition, Inc.
                             Quanta XVII Acquisition, Inc.
                             Quanta XXXIX Acquisition, Inc.
                             R. A. Waffensmith & Co., Inc.
                             Ranger Directional, Inc.
                             S.K.S. Pipeliners, Inc.
                             Seaward Corporation
                             Spalj Construction Company
                             Specialty Drilling, Inc.
                             Sullivan Welding, Inc.
                             Sumter Builders, Inc.
                             Telecom Network Specialists, Inc.
                             The Ryan Company, Inc.
                             Tom Allen Construction Company
                             TRANS TECH Electric, Inc.
                             Trawick Construction Co.
                             TTM, Inc.
                             TVS Systems, Inc.
                             Underground Construction Co., Inc.
                             Utilco, Inc.
                             VCI Telecom, Inc.
                             W.H.O.M. Corporation
                             Wade D. Taylor, Inc.
                             West Coast Communications, Inc.
                             World Fiber, Inc.


                             By:
                                ------------------------------------------------
                                  Brad Eastman, President or Vice President of
                                  each Guarantor

                             Coast To Coast, LLC

                             By:  Environmental Professional Associates,
                                  Limited, Its Member

                                  By:
                                     -------------------------------------------
                                       Brad Eastman, Vice President

                             By:  Quanta Services, Inc., Its Member

                                  By:
                                     -------------------------------------------
                                       Brad Eastman, Vice President

                             Quanta Services Management Partnership, L.P.

                             By:  QSI, Inc., Its General Partner


                                  By:
                                     -------------------------------------------
                                       Brad Eastman, Vice President

                                  SCHEDULE 5.20

                     LIST OF EXISTING LIENS AND INDEBTEDNESS
                            (REVISED MARCH 21, 2000)


1.   Liens listed on SCHEDULE 6.13.

2. Liens listed on Annex 1 to this SCHEDULE 5.20 which are to be released by no later than April 30, 2000.

3.   The following Indebtedness:


           Company                             Amount                 Creditor
           -------                             ------                 --------
PAR Electrical Contractors                    286,729           Caterpillar
Potelco                                       367,556           First National Auto Leasing
Trans Tech                                    270,247           Norwest Equipment Financing
                                               79,405           National City Leasing
Union Power                                   183,155           Ford Motor Credit
Golden State Utility                          172,673           Safeco Credit
                                               45,971           GMAC
                                               13,426           Case Credit
                                               32,808           Ford Motor Credit
NorAm Telecommunications                      138,069           GMAC
                                              121,750           Case Credit
Environmental Professional Associates          88,203           Ford Motor Credit
Underground Construction                      130,553           Caterpillar
                                              795,758           GE Capital
Sumter Builders                               494,727           USL Fleet Services
Manuel Brothers                                49,024           Al Manuel
                                              142,248           KDC Financial
Dillard Smith Construction                     32,457           US Bancorp
                                              378,364           William Dillard Smith
                                              316,332           Caterpillar
PDG                                           136,933           CIT Group
Tom Allen Construction                        678,076           Bank One Leasing
Chapman                                        18,625           Ford Motor Credit
                                              463,822           KDC Financial
                                            4,387,386           Safeco
                                            3,782,266           Financial Federal Credit
                                          -----------
Total Indebtedness                         13,606,563

                                                      ANNEX 1 TO SCHEDULE 5.20


                 DEBTOR                                                                       Filing           Filing
              NAME/ADDRESS                 Secured Party                  Jurisdiction       Number            Date      Collateral
              ------------                 -------------                  ------------       ------           -------    ----------
Advanced Communication              AT&T Commercial Finance Corp.         Oregon           42602 UCC-1        10/11/96    blanket
Technologies, Inc.                  assigned to                                            42597 assignment
                                    Finova Capital Corporation

Advanced Communication              Finova Capital Corporation            Oregon           51646 UCC-1        7/17/98     blanket
Technologies, Inc.

Manuel Bros., Inc.                  US Bancorp Leasing & Financial        California       431361025 UCC-1    10/19/94    equipment
                                                                                           9162C0360 cont      6/7/99
                                                                                           817560341 UCC-1    6/22/98

Noram Telecommunications, Inc.      Case Credit Corporation               Oregon           35434 UCC-1        8/20/96     equipment
                                                                                           43809 UCC-1        10/22/96
                                                                                           78296 UCC-1        6/19/97
                                                                                           39481 UCC-1        9/19/96

Noram Telecommunications, Inc.      Western Power & Equipment             Oregon           78296               6/9/97     equipment

Noram Telecommunications, Inc.      AT&T Commercial Finance Corporation   Oregon           42597 UCC-1        10/11/96    blanket
15701 S.E. 135th Avenue             assigned to                                            42597 assignment    4/8/98
Clackamas, OR 97105
                                    Finova Capital Corporation
                                    1060 First Avenue
                                    King of Prussia, PA 19406

Northern Line Layers                Modern Machinery                      Montana          55798               4/4/95     equipment

Northern Line Layers                Roland Machinery Company              Montana          59087               4/6/99     equipment

TTM, Inc. f/k/a                     Branch Banking and Trust Co.          North Carolina   000894522 UCC-1     6/1/92     blanket
C&P Enterprises of Charlotte, Inc.  f/k/a Southern National Bank of N.C.                   001447392 cont      4/7/97
d/b/a The Telephone Man                                                                    01549196 amend      3/9/98
1000 Atando Ave
Charlotte, NC 28206
Union Power Construction Company    Associates Leasing, Inc.              Colorado         9982061271         9/28/98     equipment
                                                                                           9972118402         12/19/97
                                                                                           9992012289          3/4/99

Union Power Construction Company    U.S. Bancorp Leasing and Financial    Colorado         52058020           12/12/95    equipment

Valverde Communications, Inc.       Sanwa Bank California                 California       706460970 UCC-1    2/27/97     blanket